                              COLUMBIA FUNDS SERIES TRUST

      Columbia Money Market Reserves          Columbia California Tax-Exempt Reserves
          Columbia Cash Reserves               Columbia New York Tax-Exempt Reserves
       Columbia Tax-Exempt Reserves           Columbia Connecticut Municipal Reserves
        Columbia Municipal Reserves          Columbia Massachusetts Municipal Reserves

                 Supplement dated December 5, 2008 to the Prospectuses dated January 1, 2008


  Class A Shares, Class B Shares, Class C Shares, Class Z Shares, Daily Class
 Shares, G-Trust Shares, Investor Class Shares, Marsico Shares, Retail A Class
 Shares and Trust Class Shares Prospectuses dated January 1, 2008

Adviser Class Shares, Capital Class Shares and Liquidity Class Shares Prospectuses dated
                   January 1, 2008, as revised March 13, 2008

          Institutional Class Shares Prospectus dated January 1, 2008, as revised September 3, 2008

                          Columbia Daily Cash Reserves

                  Supplement dated December 5, 2008 to the Prospectus dated August 1, 2008

               Trust Class Shares Prospectus dated August 1, 2008

On November 24, 2008, the U.S. Department of Treasury announced the extension of the Department's Temporary Guarantee Program for Money Market Funds from December 19, 2008 through April 30, 2009 (the "Program"). The Board of Trustees of each of the money market funds listed above (each, a "Fund" and collectively, the "Funds"), which currently participate in the initial phase of the Program, has approved the Funds' continued participation in the Program.

Similar to the initial phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00) (a "guarantee event") and a Fund subsequently liquidates. The Program only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The cost to participate in the Program will be borne by each Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may further extend the Program through the close of business on September 18, 2009. If the Program is further extended, the Funds will consider whether to continue to participate. Any additional cost to participate in a further extension of the Program may also be borne by each Fund at that time.

            Shareholders should retain this Supplement for future reference.

INT-47/157211-1208